UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): December 29, 2006

                  CWABS Asset-Backed Certificates Trust 2006-25
                  ---------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-135846-14

                                   CWABS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-135846

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

               Delaware                                  95-4596514
               --------                                  ----------
    (State or Other Jurisdiction of         (I.R.S. Employer Identification No.
    Incorporation of the depositor)                  of the depositor)

         4500 Park Granada, Calabasas, California                       91302
         ----------------------------------------                       -----
(Address of Principal Executive Offices of the depositor)            (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------
________________________________________________________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   ------------

     On December 29, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the "Trustee"), and The Bank of New York Trust Company, N.A., as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-25 (the "Certificates"). The Certificates were issued on December 29, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

     The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

     On December 29, 2006, The Bank of New York, as Swap Contract Administrator for the Trust, entered into an interest rate Swap Contract (the "Swap Contract"), dated as of December 29, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between the Swap Contract Administrator and Barclays Bank PLC (the "Swap Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

     On December 29, 2006, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of December 29, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust, and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under a pre-existing swap confirmation between CHL and the Swap Counterparty to the Swap Contract Administrator. In connection with the execution of the Swap Contract Assignment Agreement, the pre-existing swap confirmation was superseded by the Swap Contract Confirmation. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

     On December 29, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of December 29, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.4.

     On December 29, 2006, the Company obtained a mortgage insurance policy issued by Mortgage Guaranty Insurance Corporation covering certain of the Mortgage Loans. The mortgage insurance policy and the related endorsements (collectively, the "MGIC Mortgage Insurance Policy") are annexed hereto as
Exhibit 99.5.

     On December 29, 2006, the Company obtained a mortgage insurance policy issued by Republic Mortgage Insurance Company covering certain of the Mortgage Loans. The mortgage insurance policy and the related endorsements (collectively, the "RMIC Mortgage Insurance Policy") are annexed hereto as Exhibit 99.6.


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

         (a)    Financial Statements of Businesses Acquired.
                -------------------------------------------

                Not applicable.

         (b)    Pro Forma Financial Information.
                -------------------------------

                Not applicable.

         (c)    Shell Company Transactions.
                -------------------------------------------

                Not applicable.

         (d)    Exhibits.
                --------

                4.1        Pooling and Servicing Agreement

                99.1       Characteristics of Initial Mortgage Pool

                99.2       Swap Contract Confirmation

                99.3       Swap Contract Assignment Agreement

                99.4       Swap Contract Administration Agreement

                99.5       MGIC Mortgage Insurance Policy

                99.6       RMIC Mortgage Insurance Policy

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                         By:  /s/ Darren Bigby
                                              ----------------
                                         Name:    Darren Bigby
                                         Title:   Vice President



Dated:  January 12, 2007

                                  Exhibit Index
                                  -------------


Exhibit No.             Description
----------              -----------

4.1                     Pooling and Servicing Agreement

99.1                    Characteristics of Initial Mortgage Pool

99.2                    Swap Contract Confirmation

99.3                    Swap Contract Assignment Agreement

99.4                    Swap Contract Administration Agreement

99.5                    MGIC Mortgage Insurance Policy

99.6                    RMIC Mortgage Insurance Policy



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